Exhibit 10.10(a)
PUBLISHED DEAL CUSIP# 97654QAA5
PUBLISHED REVOLVER CUSIP# 97654QAB3
PUBLISHED TERM LOAN CUSIP# 97654QAC1

FIRST AMENDMENT TO CREDIT AGREEMENT
THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”) is dated as of August 9, 2012 and is entered into by and among WIRECO WORLDGROUP, INC., a Delaware corporation (the “U.S. Borrower”), WRCA (LUXEMBOURG) HOLDINGS S.Á R.L., a société à responsabilité limitée incorporated under the laws of Luxembourg (the “Lux Borrower” and together with the U.S. Borrower, collectively, the “Borrowers”), WIRECO WORLDGROUP (CAYMAN) INC., an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “Parent”), and FIFTH THIRD BANK, as Administrative Agent (and in such capacity, the “Administrative Agent”), acting with the consent of the Required Lenders, and is made with reference to that certain CREDIT AGREEMENT dated as of July 12, 2012 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among the U.S. Borrower, the Lux Borrower, the Parent, the Lenders, the Administrative Agent, the Collateral Agent, and the agents and other parties thereto from time to time. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement after giving effect to this First Amendment.
RECITALS
WHEREAS, the Borrowers desire to amend the Swing Loan facility provided in the Credit Agreement to authorize the Administrative Agent to advance Swing Loans to make payments owing by them;
WHEREAS, the parties hereto desire to effect the foregoing and to make certain other changes to the Credit Agreement; and
WHEREAS, subject to certain conditions, the Required Lenders are willing to agree to such amendment relating to the Credit Agreement on the terms and conditions expressed in this First Amendment.
NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I.	AMENDMENTS TO CREDIT AGREEMENT
A.    The last sentence in Section 2.06(a) of the Credit Agreement is amended and restated in its entirety as follows:
Each Swing Loan shall be in a minimum amount of $500,000 or such greater amount which is an integral multiple of $100,000; provided

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the foregoing minimum amounts shall not apply to Swing Loans made pursuant to Section 2.06(f).
B.    The first sentence in Section 2.06(d) of the Credit Agreement is amended and restated in its entirety as follows:
In its sole and absolute discretion, the Administrative Agent may at any time, including pursuant to Section 2.20 and without limiting the requirement therein for weekly settlements, on behalf of the Borrowers (and the Borrowers hereby irrevocably authorize the Administrative Agent to act on their behalf for such purpose) and with notice to the U.S. Borrower, request each Lender with a Revolving Facility Commitment to make a Revolving Facility Loan in the form of an ABR Loan in an amount equal to such Lender’s ratable share (in accordance with their Revolving Facility Commitments) of the amount of the Swing Loans outstanding on the date such notice is given.
C.    Section 2.06 of the Credit Agreement is amended by adding immediately after clause (e) thereof a new clause (f) as follows:
(f)    Sweep Arrangements. Notwithstanding the requirements set forth in Section 2.06(c), the Administrative Agent may make Swing Loans in amounts necessary to honor checks and other orders for the payment of monies made by either Borrower and presented to the Administrative Agent for payment and other Bank Product Obligations owing by either Borrower to the Administrative Agent. The Borrowers and Lenders acknowledge and agree that the making of such Swing Loans by the Administrative Agent under this Section 2.06(f) shall be subject in all respects to the provisions of this Agreement as if each such Swing Loan were made in response to a notice requesting such Swing Loan made in accordance with Section 2.06(c) hereof and shall be subject to the requirements of Section 4.04. All actions taken by the Administrative Agent pursuant to the provisions of this Section 2.06(f) shall be conclusive and binding on the Borrowers and the Lenders in the absence of manifest error. For the purpose of calculating the aggregate principal balance of Swing Loans outstanding hereunder, Swing Loans shall be deemed to be paid on the date payments or collections, as the case may be, are applied by the Administrative Agent to such Swing Loans. The Administrative Agent shall apply all payments and collections received by it in respect of the Swing Loans in reduction of the Swing Loans promptly after the Administrative Agent deems such sums to be collected in good funds in accordance with its then standard criteria for determining availability of funds. The Administrative Agent will give credit to the Borrowers for any such collection on the date the cash for such collection is actually received by the Administrative Agent. The Administrative Agent will make a determination after the close of business on each Business Day whether the Borrowers have funds in their designated deposit account maintained with the Administrative Agent sufficient to honor all then‑current checks and other orders for the payment of monies then outstanding. If the Borrowers have sufficient funds to cover such amounts, any excess amount in such account shall be applied on the following Business Day to make a payment on the Swing Loans up to the lesser of (i) the amount of such excess and (ii) the amount of then-outstanding Swing Loans. If the Borrowers do not have sufficient funds to cover such amounts, subject to the conditions and limitations expressed above, the Administrative Agent may make a Swing Loan on the following Business Day in such amount as is necessary to cover such amounts.
D.    Article 2 of the Credit Agreement is amended to add immediately after Section 2.19 thereof a new Section 2.20 as follows:
Section 2.20.    Settlements, Distributions and Apportionment of Payments. At least once per week (each day when a settlement pursuant to this Section 2.20 occurs, a “Settlement Date”), the Administrative Agent shall provide each Lender with a Revolving Credit Facility Commitment with a statement of the outstanding balance of the Revolving Facility Loans as of the end of the Business Day that is one Business Day immediately prior to the Settlement Date (the “Pre‑Settlement Determination Date”) and the then-current balance of the Revolving Facility Loans funded by each Lender with a Revolving Credit Facility Commitment (whether made by such Lender to a Borrower or constituting a settlement by such Lender of a previous Disproportionate Advance made by the Administrative Agent on behalf of such Lender to a Borrower), plus Swing Loans which shall be converted in connection with such settlement to Revolving Facility Loans hereunder pursuant to Section 2.06(d). If such statement discloses that such Lender’s current balance of such Revolving Facility Loans as of the Pre‑Settlement Determination Date exceeds such Lender’s ratable share (based on the Revolving Facility Commitments) of such Revolving Facility Loans outstanding as of the Pre‑Settlement Determination Date, then the Administrative Agent shall, on the Settlement Date, transfer, by wire transfer, the net amount due to such Lender in accordance with such Lender’s instructions, and if such statement discloses that such Lender’s current balance of such Revolving Facility Loans as of the Pre‑Settlement Determination Date is less than such Lender’s ratable share (based on the Revolving Facility Commitments) of such Revolving Facility Loans outstanding as of the Pre‑Settlement Determination Date, then such Lender shall, on the Settlement Date, transfer, by wire transfer the net amount due to the Administrative Agent in accordance with the Administrative Agent’s instructions. In addition, payments actually received by the Administrative Agent with respect to the following items shall be distributed by the Administrative Agent to Lenders as follows:
(a)    Within one Business Day of receipt thereof by the Administrative Agent, payments to be applied to interest on the Revolving Facility Loans shall be paid to each Lender in proportion to its ratable share (based on the Revolving Facility Commitments), subject to any adjustments for any Disproportionate Advances as provided in Section 2.03(d), so that the Administrative Agent shall receive interest on the Disproportionate Advances and each Lender shall only receive interest on the amount of funds actually advanced by such Lender;
(b)     Within one Business Day of receipt thereof by the Administrative Agent, payments to be applied to the commitment fee set forth in Section 2.12(b) shall be paid to each Lender with a Revolving Facility Commitment in proportion to its ratable share (based on the Revolving Facility Commitments); and
(c)    Within one Business Day of receipt thereof by the Administrative Agent, payments to be applied to the Letter of Credit fee set as provided in Section 2.12(c)(ii) shall be paid to each Lender with a Revolving Facility Commitment in proportion to its ratable share (based on the Revolving Facility Commitments).
This Section 2.20 shall be subject to Section 2.13(g).

SECTION II.	CONDITIONS TO EFFECTIVENESS
The provisions set forth in Section I hereof shall be effective as of the date on which each of the following conditions shall have been satisfied (or waived in accordance with Section 9.02 of the Credit Agreement) (the date of satisfaction of such conditions being referred to herein as the “First Amendment Effective Date”): The Administrative Agent shall have received (i) a counterpart signature page of this First Amendment duly executed by each of the U.S. Borrower, the Lux Borrower, and the Parent, (ii) a consent and authorization from the Required Lenders (as defined in the Credit Agreement).

SECTION III.	REPRESENTATIONS AND WARRANTIES
In order to induce Lenders to enter into this First Amendment and to amend the Credit Agreement in the manner provided herein, each Loan Party party hereto represents and warrants to each Lender that as of the date hereof, the following statements are true and correct in all material respects:
A.    Corporate Power and Authority. Each Loan Party party hereto has all requisite power and authority to enter into this First Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this First Amendment (the “Amended Agreement”) and the other Loan Documents.
B.    Authorization of Agreements. The execution and delivery of this First Amendment and the performance of the Amended Agreement and the other Loan Documents have been duly authorized by all necessary action on the part of each Loan Party party hereto.
C.    No Conflict. The execution and delivery by each Loan Party party hereto of this First Amendment and the performance by each Loan Party party hereto of the Amended Agreement and the other Loan Documents do not and will not (i) violate any law or regulation or the terms of the charter, memorandum and articles of association, by-laws or other organizational documents of the Parent, the U.S. Borrower, or the Lux Borrower, or the terms of any of the Authorizations, or any order of any Governmental Authority, (ii) violate or result in a default under any indenture, material agreement or material instrument binding upon the Parent, the U.S. Borrower, the Lux Borrower, or any Subsidiary Loan Party or any of their assets, or give rise to a right thereunder to require any payment to be made by the Parent, the U.S. Borrower, the Lux Borrower, or any Subsidiary Loan

Party, or (iii) result in the creation or imposition of any Lien on any asset of the Parent, the U.S. Borrower, the Lux Borrower, or any Subsidiary Loan Party, except Liens created under the Loan Documents, except, in the case of clauses (i) and (ii), for such violations as would not reasonably be expected to have a Material Adverse Effect.
D.    Governmental Consents. No consent or approval of, registration or filing with or any other action by or before any Governmental Authority is or will be required in connection with the execution and delivery by each Loan Party party hereto of this First Amendment, the performance by each Loan Party party hereto of the Amended Agreement, and the performance by each Loan Party party hereto of the other Loan Documents to which it is a party, except for such actions, consents and approvals the failure to obtain or make which would not reasonably be expected to result in a Material Adverse Effect or which have been obtained and are in full force and effect.
E.    Binding Obligation. This First Amendment has been duly executed and delivered by each of the Loan Parties party hereto and each constitutes a legal, valid and binding obligation of such Loan Party to the extent a party thereto, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally and subject to general principles of equity (regardless of whether considered in a proceeding in equity or at law).
F.    Incorporation of Representations and Warranties from Credit Agreement. The representations and warranties contained in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.
G.    Absence of Default. No Default or Event of Default has occurred and is continuing or would result from this First Amendment.

SECTION IV.	MISCELLANEOUS
A.    Reference to and Effect on the Credit Agreement and the Other Loan Documents.
(i)    On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this First Amendment.

(ii)    Except as specifically amended by this First Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
(iii)    This First Amendment shall constitute a Loan Document.
(iv)    The execution, delivery and performance of this First Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Loan Documents.
B.    Headings. Section and Subsection headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose or be given any substantive effect.
C.    Applicable Law. (a) THIS FIRST AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.
(b)    EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTIONS OR PROCEEDING ARISING OUT OF OR RELATING TO THIS FIRST AMENDMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDINGS MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE, OR TO THE EXTENT PERMITTED BY LAW, FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS FIRST AMENDMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS FIRST AMENDMENT AGAINST THE LOAN PARTIES OR THEIR PROPERTIES IN THE COURTS OF ANY JURISDICTION.
(c)    EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY

IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS FIRST AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
D.    Counterparts. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of an executed counterpart of this First Amendment by facsimile transmission or electronic transmission (in pdf format) will be effective as delivery of a manually executed counterpart.
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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWERS:

WIRECO WORLDGROUP INC.

By:    /s/ Ira Glazer
Name:    Ira Glazer
Title:    President and CEO

WRCA (LUXEMBOURG) HOLDINGS S.Á R.L.

By:    /s/ J. Keith McKinnish
Name:    J. Keith McKinnish
Title:    Class A Manager

PARENT:

WIRECO WORLDGROUP (CAYMAN) INC.

By:    /s/ Ira Glazer
Name:    Ira Glazer
Title:    Director

[Signature Page to First Amendment to Credit Agreement]

ADMINISTRATIVE AGENT:	FIFTH THIRD BANK
By: /s/ Jim Esinduy
Name:    Jim Esinduy
Title:    Vice President

[Signature Page to First Amendment to Credit Agreement]